Exhibit 10.36

ADB NUMBER: NO1A140044	OMB Approval 2700-0042

AWARD/CONTRACT	1 THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) ➢	RATING	PAGE OF PAGES
		N/A	1	23
2. CONTRACT (Proc. Inst. Ident.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
HHSN266200400044C/N01-A1-40044	June 30, 2004	PRCB163

5. ISSUED BY	CODE	6. ADMINISTERED BY (if other than item 6)	CODE
National Institutes of Health Contract Management Program, NIAID, DEA Room 3214 6700-B Rockledge Dr., MSC 7612 Bethesda, Maryland 20892-7612		DAIT-PRCB

7. NAME AND ADDRESS OF CONTRACTOR (No, street, county, state and ZIP Code)		8. DELIVERY
Coley Pharmaceutical Group Wellesley Gateway 93 Worcester Street, Suite 101 Wellesley, MA 02481		☐FOB ORIGIN	☒ OTHER (See below) FOB Destination
9. DISCOUNT FOR PROMPT PAYMENT N/A
		10. SUBMIT INVOICES	ITEM
CODE	FACILITY CODE	ADDRESS SHOWN IN:	Article G.3.

11. SHIP TO/MARK FOR	CODE	N/A	12. PAYMENT WILL BE MADE BY	CODE	N/A

Article F.1.			See Article G.3.
13.AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION: NA			14.ACCOUNTING AND APPROPRIATION DATA E1N#061506689-A1 SOC 25.55 FY2004 $3,545,113 CAN# 4-8460923
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )

15A. ITEMNO.	15B. SUPPLIES/SERVICES	15C. UNIT PRICE	15D. AMOUNT	15E. UNIT PRICE	15F. AMOUNT
Title: Innate Immune Receptors and Adjuvant Discovery Period: June 30, 2004 through June 29,2009 Amount Allotted: $3,545,113 Contract Type: Cost-Reimbursement/Completion		FY 04	$3,545,113
		FY 05	$2,970,509
		FY 06	$3,704,797
		FY 07	$3,295,677
		FY 08	$3,386,018
		15G. TOTAL AMOUNT OF CONTRACT ➢			$16,902,114
16. TABLE OF CONTENTS

(✓)	SEC.	DESCRIPTION	PAGE(S)	(✓)	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	17
☒	B	SUPPLIES OR SERVICES AND PRICE/COST	2	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	5	☒	J	LIST OF ATTACHMENTS	22
☒	D	PACKAGING AND MARKING	8		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	8	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	23
☒	F	DELIVERIES OR PERFORMANCE	8
☒	G	CONTRACT ADMINISTRATION DATA	9	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	12	☐	M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2 copies to issuing office:) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)	18. ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A. NAME AND TITLE OF SIGNER (Type or print) Justin A. Renz Senior Director, Global Accounting & Finance, Assistant Treasurer	20A. NAME OF CONTRACTING OFFICER Paquetta N. Myrick-Hancock, Contracting Officer PRCB, CMP, DEA, NIAID, NIH, DHHS

19B. NAME OF CONTRACTOR	19C. DATE SIGNED 6/28/04	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED 6/30/04

/s/ Justin A. Renz		By	/s/ Paquetta N. Myrick-Hancock
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8068	26-107	STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE	Computer Generated	Prescribed by GSA FAR (48 CFR) 53.214(a)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SERVICES

The purpose of this contract is establish a pipeline of new adjuvant leads that exploit the natural capacity of the innate immune system to initiate and sustain appropriate T and B cell responses.

ARTICLE B.2. ESTIMATED COST

a.	The estimated cost of this contract is $16,902,114.

b.	Total funds currently available for payment and allotted to this contract are $3,545,113. For further provisions on funding see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitution of Clauses.

c.	It is estimated that the amount currently allotted will cover performance of the contract through June 29, 2005.

d.	Increments to be allotted to this contract are estimated as follows

Fiscal Year	Period	Amount
FY 04	06/30/04 – 06/29/05	$3,545,113	*
FY 05	06/30/05 – 06/29/06	$2,970,509
FY 06	06/30/06 – 06/29/07	$3,704,797
FY 07	06/30/07 – 06/29/08	$3,295,677
FY 08	06/30/08 – 06/29/09	$3,386,018

Total		$16,902,114

*	Indicates amount is funded.

e.	The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clause, ALLOWABLE COST AND PAYMENT, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

(1)	Acquisition, by purchase or lease, of any interest in real property;

(2)	Special rearrangement or alteration of facilities;

(3)	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

(4)	Travel to attend general scientific meetings;

(5)	Foreign travel - See paragraph b.(2);

(6)	Consultant costs;

(7)	Subcontracts, except as provided in B.4;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

(8)	Patient care costs;

(9)	Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property), 1990, regardless of acquisition value.

b.	Travel Costs

(1)	Domestic Travel

(a)	Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $14,594 without the prior written approval of the Contracting Officer.

(b)	The Contractor shall invoice and be reimbursed for all travel costs in accordance with FTR.

(2)	Foreign Travel

(a)	Total expenditures for foreign travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $11,466 without the prior written approval of the Contracting Officer.

(b)	Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

The following advance understandings are applicable to this contract:

1.	Subcontract

a. Funds are set aside to negotiate a cost reimbursement type subcontract with University of California - Davis for an amount not to exceed $1,961,957. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. (After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.)

b. Funds are set aside to negotiate a cost reimbursement type subcontract with University of New Mexico for an amount not to exceed $808,424. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. (After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.)

c. Funds are set aside to negotiate a cost reimbursement type subcontract with University of Alabama for an amount not to exceed $557,783. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. (After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

d. Funds are set aside to negotiate a cost reimbursement type subcontract with Munich for an amount not to exceed $801,584. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. (After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.)

2.	Consultants

Name	Cost per year	Not-to-exceed Contract Total
[************]	$100/hr* x 149/hr per year	$79,500 (excluding travel)

*	hourly rate gets 3% escalation per contract year

3.	Equipment Costs

Of the total contract value, $811,197 is hereby set aside for the purchase of the equipment identified in Article G.4.c, Contractor-Acquired Government Property – Schedule I-A. Schedule I-A is provided as Attachment 7 of this contract. A variance of 10% of each estimated cost shown in the Attachment is authorized without further action by the Contracting Officer. Any substitutions of the listed equipment shall require prior written approval of the Contracting Officer.

4.	Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget

(1)	The contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

(2) (a)	Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

(b)	Fringe Benefits - Cite rate and amount

(c)	Total Direct Labor & Fringe Benefits

(d)	Materials & Supplies - Include detailed breakdown when total amount is over $1,000.

(e)	Professional Travel - Identify traveler(s), dates, destination, purpose of trip, and amount. List domestic travel, general scientific meeting travel, and foreign travel separately. Cite COA, if appropriate.

(f)	Equipment – Cite authorization and amount. Cite COA, if appropriate.

(g)	Other Direct Costs

(h)	Subcontracts – Attach subcontractor invoices, an estimate of the monthly expense of each subcontractor or a note that the subcontractor did not incur any expenses in the current billing period.

(i)	Overhead (G&A) - Cite rate and amount

(j)	Overhead (G&A on subcontractors) – Cite rate and amount

(k)	Total Costs

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

(3)	The contractor agrees to immediately notify the Contracting Officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract.

5.	Confidential Treatment of Sensitive Information

The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

6.	Contract Number Designation

On all correspondence submitted under this contract, the contractor agrees to clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No. HHSN266200400044C

ADB Contract No. N01-AI-40044

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 1, April 30, 2004, attached hereto and made a part of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS

1.	Semi-Annual Progress Reports

Semi-Annual Progress Reports shall summarize the results of the contract work for the six month period covered. The report is due by the 15th of the month following the end of each semiannual performance period. The Contractor shall submit two (2) paper copies AND two copies on digital magnetic media such as computer files on 3.5 inch, high density computer diskettes or other digital medium approved by the Project Officer, in formats readable using IBM-type personal computer; for example, Microsoft Word™ 2000 version 9.0 for Windows and Microsoft Excel™ 2000 version 9.0 for Windows. The Project Officer may approve alternate forms of transmittal of reports (such as via email as attached files). The report shall include the following:

(A)	Face page to include contract number, contract title, performance period covered, Contractor’s name and address, telephone, and telefax numbers, e-mail address, and the submission date.

(B)	An executive summary, to include:

(1)	An overview of the status of the project, including personnel, adherence to timelines and milestones, and research and development activity;

(2)	A brief overview of the work that was completed for the reporting period and/or justification for failure to complete intended work or performance of work beyond that initially planned;

(3)	A brief overview of the activities that occurred during the current reporting period and any problems (technical or financial) that occurred during the current reporting period; and

(4)	The fulfillment of goals and of the specific aims set forth in the proposal.

(C)	A full description of:

(1)	The work performed during the reporting period;

(2)	The relation between the accomplishments and the goals and objectives of the contract; and

(3)	A full discussion of the results and their relevance; explanations of any differences between planned and actual progress, and, if necessary, what corrective steps are planned or have been implemented.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

(D)	Copies of manuscripts (published or unpublished) derived from research performed under the contract and copies of all abstracts, manuscripts, preprints and publications that resulted from work conducted or any protocol or method developed specifically under this contract during the performance period.

(E)	A full disclosure of intent to file patent applications within or outside of the US on materials, reagents, animals models or procedures derived or established by the work supported under this contract; full disclosure of patent applications filed, as well as copies of patent applications.

Semiannual Progress Reports are not required for periods in which an Annual or Final Report is due.

2.	Annual Progress Reports

Annual Progress Reports shall summarize the results of the entire contract work for the 12 month period covered. The report is due by the 30th of the month following each anniversary date of the contract. The Contractor shall submit two (2) paper copies AND two copies on digital magnetic media as specified for semi-annual reports. The report shall include the following:

(F)	Face page to include contract number, contract title, performance period covered, Contractor’s name and address, telephone, and telefax numbers, e-mail address, and the submission date.

(G)	An executive summary, to include the fulfillment of production goals and of the specific aims set forth in the proposal;

(H)	A detailed description of the work performed, the results obtained, and a discussion of the relevance of the results and their relation to work being conducted in the area by other groups.

3.	Final Report

The Final Report shall document and summarize the results of the entire contract period of performance. The report is due on or before the completion date of the contract. The Contractor shall submit two (2) paper copies AND two copies on digital magnetic media as specified for semi-annual reports. The report shall include the following:

(I)	Face page to include contract number, contract title, performance period covered, Contractor’s name and address, telephone, and telefax numbers, e-mail address, and the submission date.

(J)	Summary of salient results. The Contractor shall submit a summary, not to exceed 250 words, of salient results achieved during the performance of the contract;

(K)	An executive summary, to include the fulfillment of production goals and of the specific aims set forth in the proposal;

(L)	A detailed description of the work performed, the results obtained, and a discussion of the relevance of the results and their relation to work being conducted in the area by other groups.

4.	Other Deliverables

Deliverables required on or before the contract completion date: The Contractor shall return to NIH or deliver to a successor contractor equipment supplied or procured under this contract.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

5.	Reports submitted to the Government shall not include any individual identifiers of human subjects, i.e., volunteers or patients whose cells or tissues are used in the funded studies.

(A)	Summary of Salient Results

With the final report, the Contractor shall submit a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

(B)	Transition Plan

Four months prior to the contract’s expiration (or as directed by the Contracting Officer), the Contractor shall provide a plan for a orderly transition of data and samples to a subsequent contractor or to the Government, subject to Project Officer approval, and shall deliver, if requested by the Project Officer and by the completion date of the contract, the following items: accurate and updated protocols and databases, a computer generated listing of accurate and updated preserved strains, samples, labeled and inventoried paper files, any other government-owned property and any necessary information related thereto.

If the Contractor becomes unable to deliver the reports specified hereunder within the period of performance because of unforeseen difficulties, notwithstanding the exercise of good faith and diligent efforts in performance of the work, the Contractor shall give the Contracting Officer immediate written notice of anticipated delays with reason therefore.

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11 including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 1040 A, MSC 7980, Bethesda, Maryland 20892- 7980 (Telephone: 301-435-1986). In addition, one copy of the annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer at the address listed below. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted within 90 days after contract expiration to the following address:

Contracting Officer

Preclinical Research Contracts Branch

Contract Management Program

DEA, NIAID, NIH, DHHS

6700-B Rockledge Drive, Room 3214, MSC 7612

Bethesda, Maryland 20892 - 7612

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed “Interagency Edison,” an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.	For the purpose of this SECTION, the Project Officer identified in Article G.1 is the authorized representative of the Contracting Officer.

c.	Inspection and acceptance will be performed at the address listed for the Project Officer in Section G, Article G. 1. Acceptance rnay be presumed unless otherwise indicated in writing by the Contracting Officer or duly authorized representative within 30 days.

d.	This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, The Contracting Officer will make its full text available.

FAR Clause No 52.246-8, INSPECTION OF RESEARCH AND DEVELOPMENT - COST REIMBURSEMENT (MAY 2001).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in Article C.1. and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.	The items specified below as described in SECTION C, ARTICLE C.2. will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of the contract:

Report Distribution

Deliverable	No. of Copies	Addressee/Distribution	Due Dates
Semi-Annual Progress Report	2*	Project Officer, DAIT, BIB, NIAID 6610 Rockledge Drive, #3014 Bethesda, MD 20892-6603	Within 15 calendar days after the end of the sixth month of the project and at the same 15 day period following the end of each sixth monthly period thereafter.

Semi-Annual Progress Report	1	Contracting Officer, PRCB, CMP, DEA, NIAID 6700-B Rockledge Drive, Room 3214, MSC 7612 Bethesda, MD 20892-7612	Same as above

Annual Progress Report	2*	Project Officer, as above.	Within 15 calendar days after the end of the twelfth month of the project and the same 15 day period following the end of each twelfth month period thereafter.

Annual Progress Report	1	Contracting Officer, as above.	Same as above

Final	2*	Project Officer, as above.	30 days after completion date.

Final	1	Contracting Officer, as above.	30 days after completion date.

*	Plus one copy on 3.5 inch, high density computer diskette or other digital medium approved by the Project Officer.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

b.	If the Contractor is unable to deliver the reports specified hereunder within the period of performance because of unforeseen difficulties, notwithstanding the exercise of good faith and diligent efforts in performance of the work, the Contractor shall give the Contracting Officer immediate written notice of anticipated delays with reasons therefore.

ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (AUGUST 1989) with ALTERNATE I (APRIL 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officer(s) will represent the Government for the purpose of this contract:

David Winter, Ph.D.

Program Officer, Basic Immunology Branch

Division of Allergy, Immunology and Transplantation

National Institute of Allergy and Infectious Diseases

6610 Rockledge Drive, Rm 3014

Bethesda, MD. 20892-(Fed Ex zip =20817)

Phone: 301-451-3127-Fax: 301-480-2381- Email: dwinter@niaid.nih.gov

The Project Officer is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

ARTICLE G.2. KEY PERSONNEL

The personnel specified in this contract are considered to be essential to the work to be performed hereunder. Prior to diverting any of the specified individuals to other programs, the Contractor shall notify the Contracting Officer reasonably in advance and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on the program. No diversion shall be made by the Contractor without the written consent of the Contracting Officer; provided, that the Contracting Officer may ratify in writing such diversion and such ratification shall constitute the consent of the Contracting Officer required by this article. The contract may be amended from time to time during the course of the contract to either add or delete personnel, as appropriate.

The following individuals are considered to be essential to the work being performed hereunder:

Name	Title
Arthur Krieg, Ph.D.	Principal Investigator

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

a.	Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 (Attachment 2) is attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a “proper” payment request pursuant to FAR 32.9.

These instructions also provide for the submission of financial and personnel reporting required by HHSAR 342.7002.

(1)	Invoices/financing requests shall be submitted as follows:

(a)	To be considered a “proper” invoice in accordance with FAR 32.9, Prompt Payment, each invoice shall clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract HHSN266200400044C (This is the 17-digit number that appears in Block 2 of the SF-26.) ADB Contract N01-AI-40044 (This is the 10-digit number that appears in the upper, left-hand corner of the SF-26.)

(b)	An original and two copies to the following designated billing office:

Contracting Officer

Preclinical Research Contracts Branch

Contract Management Program

DEA, NIAID, NIH, DHHS

Room 3214, MSC 7612

6700-B Rockledge Drive

Bethesda, MD 20892-7612

(2)	Inquiries regarding payment of invoices should be directed to the designated billing office, (301) 496-0612.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

ARTICLE G.4. GOVERNMENT PROPERTY

a.	In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor’s Guide for Control of Government Property, 1990, which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

Requests for information regarding property under this contract should be directed to the following office:

Division of Personal Property Services, NIH

6011 Building, Suite 637

6011 EXECUTIVE BLVD MSC 7670

BETHESDA MD 20852-7670

(301) 496-6466

b.	Notwithstanding the provisions outlined in the DHHS Publication, Contractor’s Guide for Control of Government Property, 1990 which is incorporated in this contract in paragraph a. above, the contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for performing annual inventories required under this contract. This form is included as an attachment in SECTION J of this contract.

c.	Contractor-Acquired Government Property - Schedule I-A

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to acquire the property listed in the attached Schedule I-A (Attachment 5) for use in direct performance of the contract.

ARTICLE G.5. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared annually to coincide with the anniversary date of the contract.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://ocm.od.nih.gov/cdmp/cps_contractor.htm

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

The registration process requires the contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. HUMAN SUBJECTS

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.

ARTICLE H.2. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

a.	Pursuant to Public Law(s) cited in paragraph b., below, NIH is prohibited from using appropriated funds to support human embryo research. Contract funds may not be used for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.208(a)(2) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-199, Title V-General Provisions, Section 510	2004	10/1/03 - 9/30/04

ARTICLE H.3. NEEDLE EXCHANGE

a.	Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-199, Title V-General Provisions, Section 505	2004	10/1/03 - 9/30/04

ARTICLE H.4. ANIMAL WELFARE

The Contractor shall obtain prior to the start of any work under this contract, an approved Animal Welfare Assurance from the Office of Protection from Research Risks (OPRR), Office of the Director, NIH, as required by Section 1-43-30 of the Public Health Service Policy on Humane Care and Use of Laboratory Animals. The Contractor shall maintain such assurance for the duration of this contract, and any subcontractors performing work under this contract involving the use of animals shall also obtain and maintain an approved Animal Welfare Assurance.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at http://grants1.nih.gov/grants/olaw/references/phspo1.htm

ARTICLE H.5. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS

UNDER GOVERNING POLICY, FEDERAL FUNDS ADMINISTERED BY THE PUBLIC HEALTH SERVICE (PHS) SHALL NOT BE EXPENDED FOR RESEARCH INVOLVING LIVE VERTEBRATE ANIMALS WITHOUT PRIOR APPROVAL BY THE OFFICE FOR LABORATORY ANIMAL WELFARE (OLAW), OF AN ASSURANCE TO COMPLY WITH THE PHS POLICY ON HUMANE CARE AND USE OF LABORATORY ANIMALS. THIS RESTRICTION APPLIES TO ALL PERFORMANCE SITES WITHOUT OLAW-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN.

ARTICLE H.6. SALARY RATE LIMITATION LEGISLATION PROVISIONS

a.	Pursuant to Public Law(s) cited in paragraph b., below, no NIH Fiscal Year funds may be used to pay the direct salary of an individual through this contract at a rate in excess of applicable amount shown for the fiscal year covered. Direct salary is exclusive of fringe benefits, overhead, and general and administrative expenses (also referred to as “indirect cost” or “facilities and administrative (F&A) costs”). Direct salary has the same meaning as the term “institutional base salary.” An individual’s direct salary (or institutional base salary) is the annual compensation that the contractor pays for an individual’s appointment whether that individual’s time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the contractor. The per year salary rate limit also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual’s salary rate exceeds any salary rate ceiling established in future HHS appropriation acts.

b.	Public Law No.	Fiscal Year	Dollar Amount of Salary Limitation*

	P.L. 108-199 Title II, General Provisions, Section 204	2004	Executive Level I

c.	Direct salaries which will be paid with FY-04 funds are limited to the Executive Level 1 rate which was in effect on the date(s) the expense was incurred.

*	For contract expenditures using FY-04 funds, the Executive Level I rate for the period 10/1/03 - 12/31/03 is $171,900. Effective 1/1/04, for contract expenditures using FY-04 funds, the Executive Level I rate was increased to $174,500. Effective 3/3/04, for contract expenditures wing FY-04 funds, the Executive Level I rate was increased to $175,700 and will remain at that level until such time as it is determined to raise the Executive Schedule annual rates. See the web site listed below for Executive Schedule rates of pay.

LINK to EXECUTIVE LEVEL SALARIES: http://www.opm.gov/oca/PAYRATES/index.htm

(Click on “Executive Schedule” for the current Fiscal Year’s salary rate or scroll down to the “General Schedule Salary Tables from Previous Years” to locate the Executive Level salary rates from previous years.)

ARTICLE H.7. ENERGY STAR REQUIREMENTS

Executive Order 13123, “Greening the Government Through Efficient Energy Management” and FAR 23.203 require that when Federal Agencies acquire energy using products, they select, where life-cycle cost-effective, and available, ENERGY STAR® or other energy efficient products.

Unless the Contracting Officer determines otherwise, all energy-using products acquired under this contract must be either an ENERGY STAR® or other energy efficient product designated by the Department of Energy’s Federal Energy Management Program (FEMP).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

For more information about ENERGY STAR® see http://www.energystar.gov/

For more information about FEMP sec http://www.eren.doe.gov/femp/procurement

ARTICLE H.8. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Institute of Allergy and Infectious Diseases, National Institutes of Health, Department of Health and Human Services, under Contract HHSN266200400044C/N01-AI-40044.

ARTICLE H.9. PRESS RELEASES

a.	Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-199, Title V-General Provisions, Section 507	2004	10/1/03 - 9/30/04

ARTICLE H.10. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

ARTICLE H.11. YEAR 2000 COMPLIANCE

In accordance with FAR 39.106, Information Technology acquired under this contract must be Year 2000 compliant as set forth in the following clause(s):

1.	Service Involving the Use of Information Technology

YEAR 2000 COMPLIANCE-SERVICE INVOLVING THE USE OF INFORMATION TECHNOLOGY

The Contractor agrees that each item of hardware, software, and firmware used under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations.

ARTICLE H.12. ANTI -LOBBYING

a.	Pursuant to Public Law(s) cited in paragraph c., below, contract funds shall only be used for normal and recognized executive-legislative relationships. Contract funds shall not be used, for publicity or propaganda purposes; or for the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.

b.	Contract funds shall not be used to pay salary or expenses of the contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

c.	Public Law and Section No.	Fiscal Year	Period Covered

	for a., above: P.L. 108-199, Title V- General Provisions, Section 503a	2004	10/1/03 - 9/30/04

	for b., above: P.L. 108-199, Title V- General Provisions, Section 503b	2004	10/1/03 - 9/30/04

ARTICLE H.13. LIMITATION ON USE OF FUNDS FOR PROMOTION OF LEGALIZATION OF CONTROLLED SUBSTANCES

a.	Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to support activities that promote the legalization of any drug or other substance included in schedule I of the schedules of controlled substances established by section 202 of the Controlled Substances Act (21 U.S.C. 812). This limitation shall not apply when the contractor makes known to the contracting officer that there is significant medical evidence of a therapeutic advantage to the use of such drug or other substance or that federally sponsored clinical trials are being conducted to determine therapeutic advantage.

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-199, Title V-General Provisions, Section 511	2004	10/1/03 - 9/30/04

ARTICLE H.14. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before using NIH funds for research involving Select Agents. No NIH funds can be used for research involving Select Agents if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the NIH that a process equivalent to that described in 42 CFR 73 (http://www.cdc.gov/od/sap/docs/42cfr73.pdf) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents. The contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73. An NIAID-chaired committee of U.S. federal employees (including representatives of NIH grants/contracts and scientific program management, CDC, Department of Justice and other federal intelligence agencies, and Department of State) will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73. When requested by the contracting officer, the contractor should provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents. This includes concise summaries of safety, security, and training plans, and applicable laws, regulations, and policies. For the purpose of security risk assessments, the contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://www.cdc.gov/od/sap/

ARTICLE H.15. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)

Pursuant to Public Law 101-391, no Federal funds may be used to sponsor or fund in whole or in part a meeting, convention, conference or training seminar that is conducted in, or that otherwise uses the rooms, facilities, or services of a place of public accommodation that do not meet the requirements of the fire prevention and control guidelines as described in the Public Law. This restriction applies to public accommodations both foreign and domestic.

Public accommodations that meet the requirements can be accessed at: http://www.usfa.fema.gov/hotel/index.htm

ARTICLE H.16. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A NEGOTIATED COST-REIMBURSEMENT CONTRACT WITH EDUCATIONAL INSTITUTIONS - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Jul 1995	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12	Jun 2003	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7	Oct 2003	Central Contractor Registration

52.209-6	Jul 1995	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)

52.215-2	Jun l999	Audit and Records - Negotiation (Over $100,000)

52.215-8	Oct l997	Order of Precedence - Uniform Contract Format

52.215-11	Oct 1997	Price Reduction for Defective Cost or Pricing Data – Modifications

52.215-13	Oct 1997	Subcontractor Cost or Pricing Data - Modifications

52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

52.215-15	Jan 2004	Pension Adjustments and Asset Reversions

52.215-18	Oct 1997	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications

52.216-7	Dec 2002	Allowable Cost and Payment

52.216-11	Apr 1984	Cost Contract - No Fee

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

52.222-3	Jun 2003	Convict Labor

52.222-21	Feb 1999	Prohibition of Segregated Facilities

52.222-26	Apr 2002	Equal Opportunity

52.222-35	Dec 2001	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities

52.222-37	Dec 2001	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.223-6	May 2001	Drug-Free Workplace

52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)

52.225-1	Jun 2003	Buy American Act - Supplies

52.225-13	Dec 2003	Restrictions on Certain Foreign Purchases

52.227-1	Jul 1995	Authorization and Consent, Alternate I (Apr 1984)

52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)

52.227-11	Jun 1997	Patent Rights - Retention by the Contractor (Short Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.227-14	Jun 1987	Rights in Data - General

52.232-20	Apr 1984	Limitation of Cost

52.232-23	Jan 1986	Assignment of Claims

52.232-25	Oct 2003	Prompt Payment, Alternate I (Feb 2002)

52.232-33	Oct 2003	Payment by Electronic Funds Transfer-Central Contractor Registration

52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)

52.242-1	Apr 1984	Notice of Intent to Disallow Costs

52.242-4	Jan 1997	Certification of Final Indirect Costs

52.242-13	Jul 1995	Bankruptcy (Over $100,000)

52.244-2	Aug 1998	Subcontracts, Alternate II (Aug 1998) *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.

52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)

52.245-5	May 2004	Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract), Alternate I (Jul 1985)

52.246-23	Feb 1997	Limitation of Liability (Over $100,000)

52.249-6	May 2004	Termination (Cost-Reimbursement)

52.253-1	Jan 1991	Computer Generated Forms

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES
HHSAR

CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2001	Definitions - with Alternate paragraph (h) (Jan 2001)

352.216-72	Oct 1990	Additional Cost Principles

352.228-7	Dec 1991	Insurance - Liability to Third Persons

352.232-9	Apr 1984	Withholding of Contract Payments

352.233-70	Apr 1984	Litigation and Claims

352.242-71	Apr 1984	Final Decisions on Audit Findings

352.249-14	Apr 1984	Excusable Delays

352.270-5	Apr 1984	Key Personnel

352.270-6	Jul 1991	Publications and Publicity

352.270-7	Jan 2001	Paperwork Reduction Act

[End of GENERAL CLAUSES FOR A NEGOTIATED COST-REIMBURSEMENT CONTRACT WITH EDUCATIONAL INSTITUTIONS - Rev. 05/2004].

ARTICLE I:2 AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

ALTERNATE II (APRIL 1998) of FAR Clause 52.215-2, AUDIT AND RECORDS-NEGOTIATION (JUNE 1999) is added.

FAR Clause 52.216-8, FIXED FEE (MARCH 1997), is deleted in its entirety and FAR Clause 52.216-11, COST CONTRACT-NO FEE (APRIL 1984) is substituted therefor.

FAR Clause 52.249-14, EXCUSABLE DELAYS (APRIL 1984) is deleted and HHSAR Clause 352.249-14, EXCUSABLE DELAYS (APRIL 1984) is substituted therefor.

ALTERNATE I of FAR Clause 52.216-11, COST CONTRACT-NO FEE (APRIL 1984), is added.

FAR Clause 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefor. Note: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.

ALTERNATE II, (SEPTEMBER 1996), of FAR. Clause 52.249-6, TERMINATION (COST-REIMBURSEMENT) (SEPTEMBER 1996) is added.

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

(1)	FAR 52.204-2, Security Requirements (AUGUST 1996).

(2)	FAR 52.216-15, Predetermined Indirect Cost Rates (APRIL 1998).

(3)	FAR 52.217-2, Cancellation Under Multiyear Contracts (JULY 1996).

(4)	FAR 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JANUARY 1999).

“(c) Waiver of evaluation preference.....

[    ] Offeror elects to waive the evaluation preference.”

(5)	FAR 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (OCTOBER 1999).

(6)	FAR 52.223-5, Pollution Prevention and Right-to-Know Information (AUGUST 2003)[with ALTERNATE I (AUGUST 2003) and/or with ALTERNATE II (AUGUST)].

(7)	FAR 52.226-1, Utilization of Indian organizations and Indian-owned Economic Enterprises (JUNE 2000).

(8)	FAR 52.227-14, Rights in Data - General (JUNE 1987).

(9)	Alternate IV (JUNE 1987), FAR 52.227-14, Rights in Data - General (JUNE 1987).

(10)	FAR 52.230-5, Cost Accounting Standards - Educational Institution (APRIL 1998).

(11)	FAR 52.230-6, Administration of Cost Accounting Standards (NOVEMBER 1999).

(12)	FAR 52.242-3, Penalties for Unallowable Costs (MAY 2001).

(13)	FAR 52.243-2, Changes—Cost Reimbursement (AUGUST 1987), Alternate V (APRIL 1984).

(14)	FAR 52.245-1, Property Records (APRIL 1984).

(15)	FAR 52.246-23, Limitation of Liability (FEBRUARY 1997) .

AND/OR

(16)	FAR 52.246-24, Limitation of Liability - High-Value Items (FEBRUARY 1997).

(17)	FAR 52.248-1, Value Engineering (FEBRUARY 2000).

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

(1)	HHSAR 352.223-70, Safety and Health (JANUARY 2001). [This clause is provided in full text in SECTION J – ATTACHMENT 6.]

(2)	HHSAR 352.224-70, Confidentiality of Information (APRIL 1984).

(3)	HHSAR 352.270-5, Key Personnel (APRIL 1984).

(4)	HHSAR 352.270-8, Protection of Human Subjects (JANUARY 2001).

Note: The Office for Human Research Protections (OHRP), Office of the Secretary (OS), Department of Health and Human Services (DHHS) is the office responsible for oversight of the Protection of Human subjects and should replace Office for Protection from Research Risks (OPRR), National Institutes of Health (NIH) wherever it appears in this clause.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

(5)	HHSARS 352.270-9, Care of Live Vertebrate Animals (JANUARY 2001).

c.	NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

The following clause is attached (Attachment 9) and made a part of this contract:

(1)	NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81-16).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

PART III

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.	Statement of Work, date April 30, 2004, 6 pages.

2.	Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4 (5/97), 5 pages.

3.	Safety and Health, HHSAR Clause 352.223-70, (1/01), 1 page.

4.	NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81 -16), 1 page.

5.	Government Property – Schedule: I-A, 1 page.

6.	Report of Government Owned, Contractor Held Property, 1 page.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Pharmaceutical Group

Contract No. HHSN266200400044

N01-AI-40044

PART IV

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1. Representations and Certifications, dated April 28, 2004.

END of the SCHEDULE

(CONTRACT)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Statement of Work

Innate Immune Receptors and Adjuvant Discovery

Overview: The work in this proposal addresses [************* **** **] in using [*********************] to investigate [*********************] We will [*********] their [****************]:. [**********************] and [********************] and perform [*******************************] of [****************************] using, either [*******************************], or [*********] or [******************]. We include in the work under [********************] of the [**********] to [******] in [*************************]. We also address [****] in our proposal, by [*************************] the [*************************] to [**********], in [*****] of the [**********] and [********] that are [*********].

[***] is addressed by [**********] in [*****] the [************] are [*****] in [******] for [*************] on the [*****] and [***********], and for [**************] on [*****] and [****************] in [*****] to [*************************] of [*************************], in order to [*****************************] and to [********] the [***************] to be [*********] in [***] the work in this [***] also will allow us to [*******] between the [*****] and [*************], so that the [****************] and [****************] will allow us to [*****] from the [*******************] of [*******************] that may be general to [*******] and [******], to the [*****] that this is possible.

[***] is addressed by [********************] that will [********************] the [*************************] of [********************] from the [********************]. These [****] will be [****] for the [*************************] of [*************************] under [***]. To [***********] the number of [*************] that have to be [*****] into the [*****************************], and to [*********] the [*********] of the [********************], we will [*************************] at an [***********]. Finally in [***] we will [****] the [*********] of [************] both as [*************************] for the [*************************] of [*****************************], and also as [*************************] for the [********************] of [****] to [***************************] with [********], and for the [***********] of [***] to [****************************] against a [*******], of [********], including [******]. The [********] for these [***********] and the [*************] we will [****] are on the following pages.

Statement of Work April 30, 2004	Attachment 1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[****] [*]	[*] [*] [*]	[*]
[**************]
A. [************************]
a. [********************]	[**************** ***]
b. [*****************]	__________________ [*]
i. [*************]	_____________________ [*]
ii. [***********]
iii. [*******************]
1. [****]	[*********** **] [*********]
2. [*******]	[*********** **] [*********]
iv. [************]
1. [****]	[*********** **] [*********]
2. [******]	[*********** **] [*********]
v. [****************]
1. [****]	[*********** ** **********]
2. [******]	[*********** ** *********]
B. [************************]
a. [*************************]
i. [***********]	_____________ [*]
ii. [***********]	_____________ [*]
iii. [***********]	_____________
[*]
C. [**********************]
a. [*************************]
i. [****]	[*]
ii. [*******]	[*]
b. [*****************]
i. [****]	[******* ** ***********]
ii. [*******]	[******* * ************]
c. [*****************]
i. [****]	[******** * ***********]
ii. [*******]	[******** * ***********]
D. [*****************************]
a. [********************]
i. [***********]	_____________ [*]
ii. [***********]	_____________ *]
iii. [***********]	_____________
[*************]	___________
E. [******************]
[****************]
a. [*****************]	[*******] [*]	[*******]
b. [****************]	__________________ [*]
c. [**************]	[*******]__________ [*]	[*******]
d. [********************]	[*******]__________ [*]	[*******]
F. [*********************]	[*******] [*******]
C. [***************]	_____________ ___________ _____________
i. [******]	_____________ [*]
ii. [******]	_____________ [*]
iii. [******] [*]	_____________
D. [*******************]
i. [******]	_____________ [*]
ii. [******]	_____________
iii. [******]	_____________
[*]
G. [****************************]
i. [*********]	_____________ [*]
ii. [*********]	_____________
[*]	_____________
iii. [*********] [*]

Statement of Work April 30, 2004	Attachment 1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[**********]
H. [********************]
[********]	_________[*]	_________[*]	_________[*]	_________	_________
[*] [*]	[*]	_________[*]	_________[*]
[*****]	_________	_________	_________	_________	_________

[*] [*]	_________[*]	_________[*]	_________[*]	_________	_________
[*******************]			_________	_________	_________
[*] [*]
I. [*************************]

[****]	_________[*]	[*]	[*]
[*] [*]			[*]
[*******]
[*] [*]

Milestones:

[***]

A.	[*******************]

a.	[****************************]

i.	Yr. [*************************************************] and [**********] of [*************************************]

b.	[********************************]

i.	Yr [*******************************************] and [************] of [****] and [*]

ii.	Yr [****************************] of [****] and [*]

iii.	[***********************************]

a.	Yr [****************************************************] [*********] and [**********] of [**************************] of [****]

b.	Yr [****************************************************] [*********] and [**********] of [****] and [*], [******************] of [****] and [*]

iv.	[*************]

a.	Yr [**********************************************] of [*********] for [****], [***************************] of [*****] in [***]

b.	Yr [************************] of [**************] for [****] and [*], [******************] of [*****] in [***]

v.	[***************************]

a.	Yr [*********************] of [***************] for [****], [*********************] of [*****] in [***]
b.	Yr [*********************] of [***************] for [****] [*****], [*********************] of [*****] in [***]

B.	[************************]

a.	[****************************************]

i.	Yr [****************************] of [******************************] in [**************************] for [****************]

ii.	Yr [****************************] of [******************************] in [**************************] for [*************]

Statement of Work April 30, 2004	Attachment 1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

iii.	Yr [********************] of [*********************************] in [************************] for [*****] [***]

C.	[****************************************]
a.	[******************************]
i	Yr [**************************] and [***] for [**********] [********] of [ ****]

ii.	Yr [**************************] and [***] for [**********] [********] of [ ****] and [*]

b.	[*****************]
i.	Yr [**********************************************] for [************************] of [ *****] in [***]
ii.	Yr [****************************************] for [ ****] [************************] of [ *****] in [***]

c.	[*************]

i.	Yr [****************************************] for [****] [************************] of [ *****] in [***]

ii.	Yr [****************************************] for [****] [************************] of [ *****] in [***]

D.	[*******************]

a.	[********] and [**********************]
i.	Yr [********************] of [ **********************************] in [**********************] for [*******] [***] of [*******] and [*********************************]

ii.	Yr [******************] of [********** ****************] in [********************] for [*********] of [*******] and [********************************]

iii.	Yr [******************] of [********** ****************] in [********************] for [*********] of [*******] and [********************************]

[***]

A.	[************************************]

a.	Yr [*****************] and [********] of [ ***********] for [***] in [************************] to [*******************] in [*************] and [*********]

b.	Yr [*********************] of [ ***********************] and [**********************] of [***********************] for [********] to [ *****************************] to [ ***] of [********] *************] and [****************]

c.	Yr [***********************] of [***************************] and [************************] of [*********************] for [********] to [****************************] to [***] of [********] in [*************] and [********]

Statement of Work April 30, 2004	Attachment 1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

d.	Yr [*********************] of [******************] in [**********************] of [******************] for [*********] to [****************]

B.	[*****************]

a.	[*****************]

i.	Yr [**********] the [*******] of [*********************************] according to the [**********************]

ii.	Yr [**********] the [*******] of [*********************************] according to the [**********************]

iii.	Yr [**********] the [*******] of [*********************************] according to the [**********************]

b.	[*****************]

i.	Yr [**********] the [*******] of [*********************************] according to the [**********************]

ii.	Yr [**********] the [*******] of [*********************************] according to the [**********************]

iii.	Yr [**********] the [*******] of [*********************************] according to the [**********************]

C.	[************************]

i.	Yr. [**********] the [*******] of [******************** ************] that have been [******] in [*************************] according to the [**********************]

ii.	Yr. [**********] the [*******] of [********************************] that have been [******] in [*************************] according to the [**********************]

iii.	Yr. [**********] the [*******] of [********************************] that have been [******] in [*************************] according to the [**********************]

[***]

A.	[***************************** in ****]

a.	[*************************]

a.	Yr [******] the [*****] [******************] to [********] for [*************************************************] and [*************************] by [*********************************************************************************] after [**********] in [****] or [*********************]

b.	Yr [******************] for [********] as in [****], and for [***************************************]

c.	Yr [******************] for [********] as in [****]

d.	Yr [******************] for [********] as in [****]

e.	Yr [******************] for [********] as in [****]

b.	[*******]

a.	Yr [*] no [********]

Statement of Work April 30, 2004	Attachment 1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

b.	Yr [******] the [************] (from [************], for [****] and [*********************]

c.	Yr [******] the [**************] as above

d.	Yr [*******] of the [******] as above

e.	Yr [**********] of the [***********] as above

c.	[******] in [**************************]

a.	Yr [*]: no [*******]

b.	Yr [*****] the [************] (from [**************] for [********] of [ *******************] to [**************] at [*********] and [******************] to [********].

c.	Yr [******] the [****************] as above at [*********] [************************] to [********].

d.	Yr [*********] of the [*************] as above at [*************] and [***********************] to [********].

e.	Yr [*********] the [*************] and [******] of [*********] with [***] of the [*************] as above

B.	[************] as [***************]

a.	[*********************] with [******]

a.	Yr [*****] the [***************************************] for [***********************************]

b.	Yr [****] at [*****************] as above

c.	Yr [****] at [*****************] as above

d.	Yr [****] at [*****************] as above

e.	Yr [****] at [*****************] as above

b.	[*****************] as [********] to [**********************] yr. [**]

a.	Yr [****] at [*******************] for [*******] of [******] [******] and [********] to [***********] in [****]

b.	Yr [****] at [*****************] as above

c.	Yr [****] at [*****************] as above

d.	Yr [****] at [*****************] as above

c.	[**********************] as [********] in [*************] yr [*]

a.	Yr [******************] for [*******] of [*****] and [**************] to [*****************]

b.	Yr [****] at [****************] as above

c.	Yr [****] at [****************] as above

[END OF STATEMENT OF WORK]

Statement of Work April 30, 2004	Attachment 1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract HHSN26620040044C

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, “Public Voucher for Purchases and Services Other Than Personal,” and Standard Form 1035, “Public Voucher for Purchases and Services Other Than Personal— Continuation Sheet,” or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1035, claims may be submitted on the payee’s letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission Clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly unless otherwise authorized by the contracting officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (1) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor’s Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor’s fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the contracting officer’s approval, which are not set forth in the Advance Understanding in the contract shall be so identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item on the request.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a)	Interim Invoice/Contract Financing Request — These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice — The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later). The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

(c)	Final Invoice — A final invoice may be required after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.

(a)	Designated Billing Office Name and Address — Enter the designated billing office and address, identified in the Invoice Submissions Clause of the contract, on all copies of the invoice/financing request.

(b)	Invoice/Financing Request Number — Insert the appropriate serial number of the invoice/financing request.

(c)	Date Invoice/Financing Request Prepared — Insert the date the invoice/financing request is prepared.

NIH(RC)-4	ATTACHMENT 2
Rev. 5/97

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract HHSN266200400044C

(d)	Contract Number and Date — Insert the contract number and the effective date of the contract.

(e)	Payee’s Name and Address — Show the contractor’s name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f)	Total Estimated Cost of Contract — Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g)	Total Fixed-Fee — Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

(h)	Billing Period — Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i)	Incurred Cost - Current — Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the current period.

(j)	Incurred Cost - Cumulative — Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

(k)	Direct Costs — Insert the major cost elements. For each element, consider application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

(1)	Direct Labor — Include salaries and wages paid (or accrued) for direct performance of the contract. For Key Personnel, list each employee on a separate line. List other employees as one amount unless otherwise required by the contract.

(2)	Fringe Benefits — List any fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

(3)	Accountable Personal Property — Include permanent research equipment and general purpose equipment having unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the DHHS Contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment. Prepare and attach Form HHS-565, “Report of Accountable Property,” in accordance with the following instructions:

List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

•	The item number for the specific piece of equipment listed in the Property Schedule.

•	The Contracting Officer’s Authorization letter and number, if the equipment is not covered by the Property Schedule.

•	Be preceded by an asterisk(*) if the equipment is below the approval level.

(4)	Materials and Supplies — Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)	Premium Pay — List remuneration in excess of the basic hourly rate.

(6)	Consultant Fee — List fees paid to consultants. Identify consultant by name or category as set forth in the contract’s Advance Understanding or in the COA letter, as well as the effort (i.e., number of hours, days etc.) and rate being billed.

(7)	Travel — Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

NIH(RC)-4	ATTACHMENT 2
Rev. 5/97

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract HHSN266200400044C

(8)	Subcontract Costs — List subcontractor(s) by name and amount billed.

(9)	Other — List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(l)	Cost of Money (COM) — Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m)	Indirect Costs–Overhead — Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(n)	Fixed-Fee Earned — Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

(o)	Total Amounts Claimed — Insert the total amounts claimed for the current and cumulative periods.

(p)	Adjustments — Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(q)	Grand Totals

The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.

NIH(RC)-4	ATTACHMENT 2
Rev. 5/97

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract HHSN266200400044C

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A—Expenditure Category - Enter the expenditure categories required by the contract.

Column B—Cumulative Percentage of Effort/Hrs.-Negotiated - Enter the percentage of effort or number of hours agreed to doing contract negotiations for each employee or labor category listed in Column A.

Column C—Cumulative Percentage of Effort/Hrs.-Actual - Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D—Incurred Cost-Current - Enter the costs, which were incurred during the current period.

Column E—Incurred Cost-Cumulative - Enter the cumulative cost to date.

Column F—Cost at Completion - Enter data only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G—Contract Amount - Enter the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column H—Variance (Over or Under) - Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (not negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

NIH(RC)-4 Rev. 5/97	ATTACHMENT 2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract HHSN266200400044C

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a) Billing Office Name and Address	(b) Invoice/Financing Request No.__________________

NATIONAL INSTITUTES OF HEALTH	(c) Date Invoice Prepared__________________________
National Institute of Allergy and Infectious Diseases
Room 2230, MSC 7612	(d) Contract No:_________________________________
6700-B Rockledge Drive
Bethesda, MD 20892-7612	Effective Date________________________________

(e) Payee’s Name and Address
ABC CORPORATION
100 Main Street	(f) Total Estimated Cost___________________________
Anywhere, USA zip code

Attn: Name, Title, & Phone Number of Official to Whom Payment is Sent	(g) Total Fixed Fee______________________________

(h) This invoice/financing request represents reimbursable costs for the period from to

Expenditure Category* A	Cumulative Percentage of Effort/Hrs.		Incurred Cost		Cost at Completion F	Contract Amount G	Variance H
	Negotiated B	Actual C	(i) Current D	(i) Cumulative E
(k) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable Property (attach HHS-565)
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(l) Cost of Money
(m) Overhead
G&A
(n) Fixed Fee
(o) Total Amount Claimed
(p) Adjustments
(q) Grand Totals

I certify that all payments are for appropriate purposes and in accordance with the contract.

(Name of Official)	(Title)

* Attach details as specified in the contract

NIH(RC)-4 Rev. 5/97	ATTACHMENT 2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract HHSN266200400044C

HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2001)

(a)	To help ensure the protection of the life and health of all persons and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under the contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b)	Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable “Changes” Clause set forth in this contract.

(c)	The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d)	If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e)	The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

(End of clause)

Safety and Health Clause HHSAR 352.223-70, (1/01)	ATTACHMENT 3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract No. HHSN266200400044C

PROCUREMENT OF CERTAIN EQUIPMENT

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer,

67 -	Photographic Equipment
69 -	Training Aids and Devices
70 -	General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045-ADP Supplies and Support Equipment.)
71 -	Furniture
72 -	Household and Commercial Furnishings and Appliances
74 -	Office Machines and Visible Record Equipment
77 -	Musical Instruments, Phonographs, and Home-type Radios
78 -	Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

Procurement of Certain Equipment NIH(RC)-7 (4/1/84)	ATTACHMENT 4

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Contract No. HHSN266200400044C

Government Property - Schedule I-A

Description	Quantity	Unit Price	Total
Protein Modeling Workstation	1	$34,339.00	$34,339.00

Biacore S51	1	$524,328.00	$524,328.00

Luminex 100	1	$66,019.00	$66,019.00

CTL Assay Irradiator X_RAD	1	$99,968.00	$99,968.00

Mouse Holding Rack–(2)	2	$21,030.00	$42,060.00

Spectramax plus 384 plate reader	1	$24,482.00	$24,482.00

Freezer (with-80 with temp monitor)	1	$9,957.00	$9,957.00

Analytical Balance	1	$3,074.00	$3,074.00

Large Capacity Refrigerator- 3 Door	1	$4,013.00	$4,013.00

Peristaltic Pump	1	$2,957.00	$2,957.00

Government Property Schedule I-A June 30, 2004	ATTACHMENT 5

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

REPORT OF GOVERNMENT OWNED, CONTRACTOR HELD PROPERTY
CONTRACTOR:	CONTRACT NUMBER
ADDRESS	REPORT DATE:
FISCAL YEAR:

CLASSIFICATION	BEGINNING OF PERIOD		ADJUSTMENTS			END OF PERIOD
	#ITEMS	VALUE	GFP ADDED	CAP ADDED	DELETIONS	#ITEMS	VALUE
LAND>=$25K
LAND<$25K
OTHER REAL>=$25K
OTHER REAL<$25K
PROPERTY UNDER CONST>=$25K
PROPERTY UNDER CONST<$25K
PLANT EQUIP>=$25K
PLANT EQUIP<$25K
SPECIAL TOOLING>=$25K
SPECIAL TOOLING<$25K
SPECIAL TEST EQUIP>=$25K
SPECIAL TEST EQUIP<$25K
AGENCY PECULIAR>=$25K
AGENCY PECULIAR<$25K
MATERIAL>=$25K (CUMULATIVE)
PROPERTY UNDER MFR>=$25K
PROPERTY UNDER MFR<$25K
SIGNED BY:					DATE SIGNED:

Government Property Schedule	ATTACHMENT 6

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.